                                                                    EXHIBIT 2.03


                                  GRANGES INC.

                                    - AND -

                        MONTREAL TRUST COMPANY OF CANADA





                        -------------------------------

                               WARRANT INDENTURE

                           Providing for the issue of
                  2,047,938 Class "A" and 2,529,161 Class "B"
                         Common Share Purchase Warrants

                        -------------------------------




                                  June 7, 1996




LADNER DOWNS

                              TABLE OF CONTENTS

                                                                                                                     Page
                                                                                                                     ----
                                                       ARTICLE ONE
                                                      Interpretation  . . . . . . . . . . . . . . . . . . . . . . . .   2

         1.1              Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         1.2              Words Importing the Singular  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         1.3              Interpretation not Affected by Headings . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         1.4              Day Not a Business Day  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         1.5              Time of the Essence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         1.6              Currency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         1.7              Applicable Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         1.8              English Language  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         1.9              Meaning of "outstanding" for Certain Purposes . . . . . . . . . . . . . . . . . . . . . . .   7

                                                       ARTICLE TWO
                                                    Issue of Warrants   . . . . . . . . . . . . . . . . . . . . . . .   8

         2.1              Creation and Issue of Warrants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         2.2              Terms of Warrants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         2.3              Warrant Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         2.4              Issue in Substitution for Lost Certificates . . . . . . . . . . . . . . . . . . . . . . . .   9
         2.5              Warrantholder not a Shareholder . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         2.6              Warrants to Rank Pari Passu . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         2.7              Signing of Warrant Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         2.8              Certification by the Trustee or Co-transfer Agent . . . . . . . . . . . . . . . . . . . . .  11

                                                      ARTICLE THREE
                                            Exchange and Ownership of Warrants  . . . . . . . . . . . . . . . . . . .  11

         3.1              Exchange of Warrants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         3.2              Charges for Exchange  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         3.3              Ownership of Warrants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         3.4              Registration of Warrants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         3.5              Warrants Not Transferable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

                                                       ARTICLE FOUR
                                                   Exercise of Warrants . . . . . . . . . . . . . . . . . . . . . . .  13

         4.1              Notice of Final Receipt Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         4.2              Notice of Commencement of Class B Warrant Exercise Period . . . . . . . . . . . . . . . . .  13
         4.3              Notice of Class B Warrant Exercise Period . . . . . . . . . . . . . . . . . . . . . . . . .  13
         4.4              Method of Exercise of Warrants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         4.5              Effect of the Exercise of Warrants  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         4.6              No Fractional Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         4.7              Expiry Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         4.8              Expiration of Warrants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         4.9              Cancellation of Warrants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

                                                       ARTICLE FIVE
                                              Adjustment of Exercise Number   . . . . . . . . . . . . . . . . . . . .  18

         5.1              Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         5.2              Adjustment of Exercise Number . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         5.3              Subscription Rights Adjustment Rules  . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         5.4              Postponement of Share Issue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         5.5              Notice of Certain Events  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         5.6              Protection of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         5.7              Proceedings Prior to Any Action Requiring Adjustment  . . . . . . . . . . . . . . . . . . .  24

                                                       ARTICLE SIX
                                                   Rights and Covenants . . . . . . . . . . . . . . . . . . . . . . .  25

         6.1              Purchase of Warrants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         6.2              General Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         6.3              Trustee's Remuneration and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         6.4              Performance of Covenants by Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         6.5              Notice to Warrantholders of Certain Events  . . . . . . . . . . . . . . . . . . . . . . . .  27
         6.6              Closure of Share Transfer Books . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

                                                      ARTICLE SEVEN
                                                       Enforcement  . . . . . . . . . . . . . . . . . . . . . . . . .  28

         7.1              Enforcement of Rights of the Warrantholder  . . . . . . . . . . . . . . . . . . . . . . . .  28
         7.2              Immunity of Shareholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         7.3              Limitation of Liability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

                                                      ARTICLE EIGHT
                                                 Powers of Warrantholders . . . . . . . . . . . . . . . . . . . . . .  29

         8.1              Powers Exercisable by the Warrantholder . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         8.2              Powers Cumulative . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         8.3              Record of Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         8.4              Binding Effect of Notices Upon Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . .  30

                                                       ARTICLE NINE
                                     Supplemental Indentures and Successor Companies  . . . . . . . . . . . . . . . .  30

         9.1              Provision for Supplemental
                          Indentures for Certain Purposes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         9.2              Successor Companies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

                                                       ARTICLE TEN
                                                  Concerning the Trustee  . . . . . . . . . . . . . . . . . . . . . .  32

         10.1             Trust Indenture Legislation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         10.3             Evidence, Experts and Advisors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         10.4             Documents, Monies, etc. Held by Trustee . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         10.5             Action by Trustee to Protect Interests  . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         10.6             Trustee not Required to Give Security . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         10.7             Protection of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

         10.8             Replacement of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         10.9             Conflict of Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         10.10            Acceptance of Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         10.11            Trustee Not to be Appointed Receiver  . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         10.12            Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

                                                      ARTICLE ELEVEN
                                                         General  . . . . . . . . . . . . . . . . . . . . . . . . . .  38

         11.1             Notice to the Company or the Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         11.2             Notice to Warrantholder . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         11.3             Satisfaction and Discharge of Indenture . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         11.4             Sole Benefit of Parties and Warrantholders  . . . . . . . . . . . . . . . . . . . . . . . .  40
         11.5             Discretion of Directors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         11.6             Counterparts and Formal Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41


SCHEDULE "A"              CLASS "A" COMMON SHARE PURCHASE WARRANT . . . . . . . . . . . . . . . . . . . . . . . . . .   1

SCHEDULE "B"              CLASS "B" COMMON SHARE PURCHASE WARRANT . . . . . . . . . . . . . . . . . . . . . . . . . .   1

SCHEDULE "C"              FORM OF DECLARATION FOR REMOVAL OF LEGEND . . . . . . . . . . . . . . . . . . . . . . . . .   1

SCHEDULE "D"              EXERCISE FORM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

SCHEDULE "E"              INSTRUCTIONS FOR THE TRANSFER OF COMMON SHARES BEARING A U.S. SECURITIES ACT LEGEND . . . .   1

                 THIS WARRANT INDENTURE is dated as of June 7, 1996


BETWEEN:

                 GRANGES INC., a company incorporated under the laws of the Province of British Columbia, having its head office at Suite 3000, 370 Seventeenth Street, Denver, Colorado, U.S.A. 80202

                 (the "Company")

AND:

                 MONTREAL TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada, having an office at 510 Burrard Street, Vancouver, British Columbia, Canada, V6C 3B9

                 (the "Trustee").


WHEREAS:

                 The Company has created and issued 2,047,938 Special Warrants pursuant to the Special Warrant Indenture, each Special Warrant exercisable to acquire one A Warrant and 2,529,161 B Warrants;

                 The Company is duly authorized to create and issue the Warrants to be issued as herein provided;

                 Subject to adjustment in the circumstances herein provided, one whole Warrant will entitle the holder thereof to purchase one Share for no additional consideration;

                 2,047,938 A Warrants and 2,529,161 B Warrants will be issued entitling the holder thereof to purchase in the aggregate up to 4,577,099 Shares, subject to adjustment as herein provided;

                 All things necessary have been done and performed to make the Warrants, when certified by the Trustee and issued and delivered as herein provided, legal, valid and binding upon the Company with the benefits of and subject to the terms of this Indenture;

                 The Trustee has agreed to enter into this Indenture and to hold all rights, interests and benefits contained herein for and on behalf of the person who becomes the holder of Warrants from time to time issued pursuant to this Indenture;


                 NOW THEREFORE THIS INDENTURE WITNESSES that in consideration of the premises and the covenants of the parties, the Company hereby appoints the Trustee as trustee for the Warrantholder, to hold all rights, interests and benefits contained herein for and on behalf of that person who becomes the holder of Warrants from time to time issued pursuant to this Indenture and it is hereby agreed and declared as follows:

                                  ARTICLE ONE

                                 Interpretation

                 Definitions

                 In this Indenture and in the recitals and schedules hereto, unless the subject matter or context is inconsistent therewith, the following phrases and words shall have the following meanings:

         "A Warrant" means a non-transferable Class "A" common share purchase warrant authorized to be created by the Company under Section
                 2.1 and issued and certified under this Indenture and for the time being outstanding;

         "Applicable Legislation" means the provisions of any statute of Canada or a province thereof, and the regulations under any such statute relating to trust indentures or the rights, duties or obligations of corporations and trustees under trust indentures as are from time to time in force and applicable to this Indenture;

         "B Warrant" means a non-transferable Class "B" common share purchase warrant authorized to be created by the Company under Section
                 2.1 and issued and certified under this Indenture and for the time being outstanding;

         "board" means the board of directors of the Company;

         "business day" means a day that is not a Saturday, Sunday or civic or statutory holiday in the city of Vancouver, British Columbia;

         "Class A Warrant Exercise Date" means the later of:

                          the date of Closing stipulated in section 3.1 of the
                                  executed Purchase Agreement; and

                          the earlier of:

                                  the Final Receipt Date; and

                                  June 7, 1997;

         "Class A Warrant Expiry Time" means 4:30 p.m. (local time) on the
                 Class A Warrant Exercise Date;

         "Class B Warrant Exercise Period" means the period commencing upon the delivery of a Commencement Notice by the Company to the Trustee and ending 15 days thereafter;

         "Class B Warrant Expiry Date" means the earlier of:

                          the fifteenth day after the delivery to the Trustee
                                  by the Company of a Commencement Notice; and

                          the tenth day after the delivery to the Trustee by
                                  the Company of an Expiry Notice;

         "Class B Warrant Expiry Time" means 4:30 p.m. (local time) on the
                 Class B Warrant Expiry Date;

         "Commencement Notice" has the meaning given in subsection 4.2;

         "Company" means Granges Inc., a company incorporated under the laws of the Province of British Columbia, and its lawful successors from time to time as provided for in section 9.2;

         "Company's auditors" means the firm of chartered accountants duly appointed as auditors of the Company from time to time;

         "Convertible Security" means a security of the Company (other than the Special Warrants or Warrants) convertible into or otherwise carrying the right to acquire authorized but unissued Shares;

         "Co-transfer Agent" has the meaning given in section 2.1;

         "Current Market Price", at any date, means the weighted average price per Share at which the Shares have traded:

                          on The Toronto Stock Exchange;

                          if the Shares are not listed on The Toronto Stock
                                  Exchange, on any stock exchange upon which the Shares are listed as may be selected for this purpose by the directors and approved by the Trustee; or

                          if the Shares are not listed, on any over-the-counter
                                  market as may be selected for this purpose by the directors and approved by the Trustee;

                 during the 20 consecutive trading days (on each of which at least 500 Shares are traded in board lots) ending the 15th trading day before such date, and the weighted average price shall be determined by dividing the aggregate sale price of all Shares sold in board lots on the exchange or market, as the case may be, during the 20 consecutive trading days by the aggregate number of Shares sold;

         "director" means a director of the Company from time to time, and reference without more to action by the directors shall mean action by the directors as a board or by any authorized committee thereof, in each case by resolution duly passed;

         "dividends" means dividends or distributions (payable in cash or in securities, property or assets of equivalent value) declared payable on Shares;

         "dividends paid in the ordinary course" means such dividends or distributions declared payable on Shares in any fiscal year of the Company to the extent that such dividends or distributions in the aggregate do not exceed on a per Share basis 5% of the Subscription Price, and for such purposes the amount of any dividends or distributions paid in other than cash or shares shall be the fair market value of such dividends as determined by the directors;

         "Excess Reserves Payment" means the payment required to be made by the Company to L. B. Mining Co. pursuant to section 4.3 of the Purchase Agreement of U.S. $30.00 per ounce for all Excess Ounces (as defined in the Purchase Agreement) determined to exist by the Semi-Annual Studies (as defined in the Purchase Agreement);

         "Exercise Date", with respect to any Warrant, means the date on which the Warrant Certificate evidencing such Warrant is duly exercised in accordance with the provisions of subsections 4.4(1) or (3);

         "Exercise Number" at any time, means that number of Shares that Warrantholders are entitled to receive from time to time for each Warrant held upon exercise of the rights attached to the Warrant as that number may be adjusted by Article Five hereof and that number, as at the date hereof, is equal to one Share for each Warrant;

         "Expiry Notice" has the meaning given in section 4.7;

         "Final Prospectus" means the final version of the prospectus to be filed with each of the Securities Commissions relating to the distribution of the Warrants issuable to the holders of the Special Warrants upon exercise of the Special Warrants and includes any amendments or supplements thereto;

         "Final Receipt Date" means the day on which a receipt is issued for the Final Prospectus by the last of the Securities Commissions to do so under the applicable Securities Laws of the Provinces;

         "Option Agreement" means the exploration and purchase option agreement dated as of June 7, 1996 between L. B. Mining Co. and the Company;

         "person" means an individual, a corporation, a partnership, a trust, or any unincorporated organization, and words importing persons have a similar meaning;

         "Provinces" means the provinces of British Columbia and Ontario;

         "Purchase Agreement" means the stock purchase agreement to be entered into between the Company and L. B. Mining Co. in accordance with, and in the form attached as Exhibit D to, the Option Agreement;

         "Registrar" means a registrar, from time to time, of the Warrants appointed pursuant to subsection 3.4(1);

         "Regulation S" means Regulation S under the U.S. Securities Act;

         "Securities Commissions" means, collectively, the securities commission or other securities regulatory authority under the applicable Securities Laws of each of the Provinces;

         "Securities Laws" means, collectively, the applicable securities laws of each of the Provinces and the respective regulations and rules made and forms prescribed thereunder together with all applicable published policy statements, notices, blanket orders and rulings of the Securities Commissions;

         "Shares" means the fully paid and non-assessable common shares without par value in the capital of the Company; provided that in the event of any adjustment pursuant to Article Five, "Shares" shall thereafter mean the shares or other securities or property that a Warrantholder is entitled to on an exchange after the adjustment;

         "Special Warrant Indenture" means the special warrant indenture dated as of June 7, 1996 between the Company and the Trustee, pursuant to which the Company authorized the creation and issuance of 2,047,938 Special Warrants;

         "Special Warrants" means the special warrants issued under the Special
                 Warrant Indenture entitling the holder thereof to acquire, at no additional cost to the holder, Warrants upon the exercise of the Special Warrant;

         "Stock" has the meaning attributed thereto in the Option Agreement;

         "subsidiary of the Company" means a corporation, more than 50% of the outstanding voting shares of which are owned, directly or indirectly other than by way of security only, by the Company or by one or more of the subsidiaries of the Company. As used in this definition, "voting shares" means shares of a class or classes ordinarily entitled to vote for the election of a majority of the directors of a corporation irrespective of whether or not shares of any other class or classes have or might have the right to vote for directors by reason of the happening of any contingency;

         "this Indenture", "hereto", "herein", "hereby", "hereunder", "hereof" and similar expressions refer to this instrument and not to any particular Article, section, subsection, paragraph, clause, or other portion hereof, and include any and every instrument supplemental or ancillary hereto or in implementation hereof;

         "Trustee" means Montreal Trust Company of Canada or any lawful successor thereto in the trusts hereby created, including through the operation of section 10.8;

         "U.S. Person" means a U.S. person as that term is defined in Regulation S;

         "U.S. Securities Act" means the Securities Act of 1933, as amended, of the United States;

         "United States" means the United States as that term is defined in Regulation S;

         "Warrant" means an "A Warrant" or a "B Warrant";

         "Warrant Certificate" means a certificate in either of the forms attached as Schedule "A" or Schedule "B" hereto, or such other form as may be approved under subsection 2.3(1) evidencing one or more Warrants;

         "Warrantholder", "holder" or "holder of Warrants" means with respect to the Warrants, L. B. Mining Co.; and

         "Warrantholder's Request" means an instrument signed in one or more counterparts by Warrantholders holding Warrants sufficient to purchase not less than 25% of the aggregate number of Shares that could be purchased under all Warrants then outstanding requesting the Trustee to take some action or proceeding specified therein.

                 Words Importing the Singular

                 Words importing the singular include the plural and vice versa, and words importing a particular gender include all genders.

                 Interpretation not Affected by Headings

                 The division of this Indenture into Articles, sections, subsections and paragraphs, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture.

                 Day Not a Business Day

                 In the event the Warrant Expiry Date or any day on or before which any action is required to be taken hereunder is not a business day, then the Warrant Expiry Date shall be or the action shall be required to be taken on or before the requisite time on the next succeeding day that is a business day.

                 Time of the Essence

                 Time shall be of the essence in all respects in this Indenture, the Warrants and the Warrant Certificates.

                 Currency

                 Except as otherwise stated, all dollar amounts herein are expressed in Canadian dollars.

                 Applicable Law

                 This Indenture and the Warrant Certificates shall be governed by, construed and enforced in accordance with the laws of the Province of British Columbia and shall be treated in all respects as British Columbia contracts.

                 English Language

                 The parties hereby confirm that they accept this Indenture, as well as notices and certificates relating directly or indirectly to the subject matter hereof, as drawn in the English language.

                 Meaning of "outstanding" for Certain Purposes

                 Every Warrant Certificate certified and delivered by the Trustee hereunder is deemed to be outstanding until the Warrant Expiry Time, or until it is surrendered to the Trustee pursuant to this Indenture, provided that:

         a Warrant which has been partially exercised shall be deemed to be outstanding only to the extent of the unexercised part of the Warrant;

         where a Warrant Certificate has been issued in substitution for a Warrant Certificate which has been lost, stolen or destroyed, only the latest Warrant Certificate issued shall be counted for the purpose of determining the Warrants outstanding; and

         for the purpose of any provision of this Indenture entitling holders of outstanding Warrants to vote, sign consents, requests or other instruments or take any other action under this Indenture, Warrants owned legally or equitably by the Company or any subsidiary of the Company shall be disregarded, except that:

                          for the purpose of determining whether the Trustee
                                  shall be protected in relying on any such vote, consent, request or other instrument or other action, only the Warrants of which the Trustee has notice that they are so owned shall be so disregarded; and

                          Warrants so owned which have been pledged in good
                                  faith other than to the Company or any
                                  subsidiary of the Company shall not be so disregarded if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote the Warrants in his discretion free from the control of the Company or any subsidiary of the Company pursuant to the terms of the pledge.

                                  ARTICLE TWO

                               Issue of Warrants

                 Creation and Issue of Warrants

                 A total of 2,047,938 A Warrants, each entitling the holder thereof to receive from the Company on the Class A Warrant Exercise Date one Share, as adjusted from time to time pursuant to this Indenture, and 1.2349792 B Warrants, each entitling the holder thereof to acquire from the Company upon due exercise thereof during the Class B Warrant Exercise Period one Share, as adjusted from time to time pursuant to this Indenture, are hereby authorized to be created and issued upon the exercise or deemed exercise of Special Warrants in accordance with the terms of the Special Warrant Indenture. The Warrants so issued shall be executed by the Company and certified by or on behalf of the Trustee, or by such other person as the Company may from time to time appoint with the approval of the Trustee (hereinafter referred to as a "Co-transfer Agent") and delivered by the Company in accordance with subsection 2.3(3).

                 Terms of Warrants

                 Subject to the provisions of Articles Four and Five, each whole A Warrant issued under section 2.1 shall entitle the holder thereof to receive one Share, subject to adjustment in accordance with Article Five, in partial consideration for the purchase by the Company of the Stock in accordance with the Option Agreement on the Class A Warrant Exercise Date.

                 Subject to the provisions of Articles Four and Five, each whole B Warrant issued under section 2.1 shall entitle the holder thereof to acquire one Share, subject to adjustment in accordance with Article Five, in partial payment of the Excess Reserves Payment in accordance with the Purchase Agreement at any time during the Class B Warrant Exercise Period.

                 Fractional Warrants shall not be issued or provided for.

                 Warrant Certificates

                 A Warrants and B Warrants shall be issued in registered form only and shall be evidenced only by Warrant Certificates, which shall be substantially in the forms attached as Schedule "A" or Schedule "B" hereto, respectively, with such additions, variations or omissions as may be permitted by the provisions of this Indenture or may from time to time be agreed upon between the Company and the Trustee, shall be dated as of date hereof (regardless of their actual dates of issue), shall bear such legends and distinguishing letters and numbers as the Company shall, with the approval of the Trustee, prescribe, shall be issuable in any denomination excluding fractions, and each Warrant Certificate issued upon the exercise of a Special Warrant the certificate of which contains the legend set forth in subsection 2.2(2) of the Special Warrant Indenture, and all certificates issued in exchange therefor or in substitution thereof, will bear a legend to the following effect:

                 "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED. THE HOLDER HEREOF, BY PURCHASING SUCH

                 SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED."

                 The Trustee shall maintain and make available to the Company lists of all persons who are entitled to Warrant Certificates, and the Trustee shall mail or deliver Warrant Certificates evidencing whole Warrants to those persons or as directed by the Company.

                 Issue in Substitution for Lost Certificates

                 If a Warrant Certificate becomes mutilated or is lost, destroyed or stolen, the Company, subject to applicable law and to subsection 2.4(2), shall issue, and thereupon the Trustee shall countersign or certify and deliver, a new Warrant Certificate of like date and tenor as the one mutilated, lost, destroyed or stolen upon surrender of and in place of and upon cancellation of the mutilated Warrant Certificate or in lieu of and in substitution for the lost, destroyed or stolen Warrant Certificate. The substituted Warrant Certificate shall be in a form approved by the Trustee, be entitled to the benefit hereof, rank equally in accordance with its terms with all other Warrant Certificates issued or to be issued hereunder and bear the same legends as the Warrant Certificate being replaced.

                 The applicant for the issue of a new Warrant Certificate pursuant to this section 2.4 shall bear the cost of the issue thereof and in case of loss, destruction or theft will, as a condition precedent to the issue thereof, furnish to the Company and to the Trustee such evidence of ownership and of the loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Company and to the Trustee in their discretion, and if required, furnish an indemnity in amount and form satisfactory to the Company and to the Trustee in their discretion and pay the reasonable charges of the Company and the Trustee in connection therewith.

                 Warrantholder not a Shareholder

                 Nothing in this Indenture or in the holding of a Warrant evidenced by a Warrant Certificate, or otherwise, will be construed as conferring on the Warrantholder any right or interest whatsoever as a shareholder of the Company, including but not limited to any right to vote at, to receive notice of, or to attend, meetings of shareholders or any other proceedings of the Company or any right to receive any dividend or other distribution.

                 Warrants to Rank Pari Passu

                 Except as otherwise provided herein, a Warrant shall rank pari passu with all other Warrants issued under this Indenture, whatever may be the actual dates of issue of the Warrant Certificates that evidence them.

                 Signing of Warrant Certificates

                 The Warrant Certificates shall be signed by any two or more of the directors or officers of the Company and need not be under the seal of the Company. The signature of any of these directors or officers may be mechanically reproduced in facsimile and Warrant Certificates bearing those facsimile signatures shall be binding upon the Company as if they had been manually signed by the director or officer. Notwithstanding that any of the persons whose manual or facsimile signature appears on any Warrant Certificates as an officer or director may no longer hold office at the date of the Warrant Certificate or at the date of certification or delivery thereof, any Warrant Certificate signed as aforesaid shall, subject to section 2.8, be valid and binding upon the Company.

                 Certification by the Trustee or Co-transfer Agent

                 The Trustee shall certify Warrant Certificates upon the written direction of the Company. No Warrant Certificate shall be issued, or if issued, shall be valid or entitle the holder to the benefit hereof until it has been certified by manual signature by or on behalf of the Trustee or by manual signature by the Co-transfer Agent, substantially in the form approved by the Company and the Trustee and the certification by the Trustee or by the Co-transfer Agent upon any Warrant Certificate shall be conclusive evidence as against the Company that the Warrant Certificate so certified has been duly issued hereunder and is a valid obligation of the Company, and that the holder is entitled to the attributes and characteristics of the Warrants provided for in this Indenture.

                 The certificate of the Trustee or of the Co-transfer Agent on any Warrant Certificate issued hereunder shall not be construed as a representation or warranty by the Trustee or by the Co-transfer Agent as to the validity of this Indenture or of the Warrant Certificates (except the due certification thereof) and the Trustee or the Co-transfer Agent shall in no respect be liable or answerable for the use made of the Warrants or Warrant Certificates or any of them or of the consideration therefor, except as otherwise specified herein.


                                 ARTICLE THREE

                       Exchange and Ownership of Warrants

                 Exchange of Warrants

                 One or more Warrant Certificates may, upon compliance with the reasonable requirements of the Trustee, be exchanged for one or more Warrant Certificates of the same tenor but of different denominations evidencing, in the aggregate, the same number of Warrants as the Warrant Certificate or Warrant Certificates being exchanged.

                 Warrant Certificates may be exchanged only at the principal transfer offices of the Trustee in the city of Vancouver or at the principal transfer office of the Co-transfer Agent designated by the Company or at any other place that is designated by the Company with the approval of the Trustee. Any Warrant Certificates tendered for exchange shall be surrendered to the Trustee or to its agent or the Co-transfer Agent and, upon issuance of new Warrant Certificates in exchange therefore, cancelled. The Company shall sign all Warrant Certificates necessary to carry out exchanges as aforesaid and those Warrant Certificates shall be certified by or on behalf of the Trustee and will bear the same legends as the Warrant Certificates being exchanged.

                 Charges for Exchange

                 For each Warrant Certificate exchanged, the Trustee, or the Co-transfer Agent except as otherwise herein provided, shall charge, if required by the Company, a reasonable sum in respect of each Warrant Certificate exchanged. The party requesting the exchange, as a condition precedent thereto, shall pay such charges and shall pay or reimburse the Trustee, the Co-transfer Agent or the Company for all exigible transfer taxes or governmental or similar transfer charges required to be paid in connection therewith.

                 Ownership of Warrants

                 The Company and the Trustee and their respective agents may deem and treat the holder of the Warrants as the absolute owner of the Warrants for all purposes, and the Company and the Trustee and their respective agents shall not be affected by any notice or knowledge to the contrary except as required by statute or by order of a court of competent jurisdiction.

                 Registration of Warrants

                 The Company hereby appoints the Trustee as Registrar of the Warrants. The Company may hereafter, with the consent of the Trustee, appoint one or more other additional Registrars of the Warrants, including the Co-transfer Agent.

                 The Company shall cause a register to be kept by the Trustee, and the Trustee agrees to maintain such a register at its principal transfer offices in the city of Vancouver, in which shall be entered the name and address of the Warrantholder and other particulars of the Warrants held by it and a register of all exercises of Warrants and the date and other particulars of each exercise. Such registration shall be noted on the Warrant Certificates by the Trustee or other Registrar duly appointed pursuant to subsection 3.4(1).

                 The registers referred to in this section 3.4 shall at all reasonable times be open for inspection by the Company, by the Trustee and by any Warrantholder.

                 The registered holder of a Warrant may at any time and from time to time have the registration of the Warrant transferred from the register in which the registration thereof appears to another authorized register upon compliance with such reasonable requirements as the Trustee or other Registrar duly appointed pursuant to subsection 3.4(1) may prescribe.

                 The Trustee and every Registrar duly appointed pursuant to subsection 3.4(1) shall from time to time, when requested so to do by the Company, by the Trustee or by the Warrantholder, furnish the Company, the Trustee or, upon payment by the Warrantholder of a reasonable fee, the Warrantholder, as the case may be, with a list of the number of Warrants held by the Warrantholder.

Warrants Not Transferable

                 The Warrants authorized to be created by the Company under
Section 2.1 and issued under this Indenture are not transferable by the holder thereof.

                                  ARTICLE FOUR
                              Exercise of Warrants

                 Notice of Final Receipt Date

                 If the Final Receipt Date occurs on or before June 7, 1997, the Company shall forthwith give notice of such occurrence, together with copies of the receipts for the Final Prospectus, to the Trustee.

                 Notice of Commencement of Class B Warrant Exercise Period

                 If a Semi-Annual Study (as defined in the Purchase Agreement) determines that there are more than 500,000 Excess Ounces (as defined in the Purchase Agreement), the Company shall, not later than the time it delivers the Semi-Annual Study that determines the existence of more than 500,000 Excess Ounces in accordance with section 4.3 of the Purchase Agreement deliver a Commencement Notice to the Trustee, which notice shall indicate the commencement of the Class B Warrant Exercise Period.

                 Notice of Class B Warrant Exercise Period

                 Upon receipt by the Trustee of a Commencement Notice, the Trustee shall forthwith give notice to the Warrantholder specifying the duration and expiry of the Class B Warrant Exercise Period.

                 Method of Exercise of Warrants

                 Forthwith after the execution and delivery by the parties thereto of the Purchase Agreement and not more than 48 hours prior to the date of the Closing stipulated in section 3.1 of the Purchase Agreement, the Company will give a written notice to the Trustee at its principal office in Vancouver that the A Warrants will be deemed to be exercised at the Class A Warrant Exercise Time. Provided the completion of the transactions contemplated by the Purchase Agreement occurs on the date of the Closing stipulated in section 3.1 of the Purchase Agreement, the A Warrants shall be deemed to be exercised by the holder at the Class A Warrant Exercise Time without any further action on the part of the holder. Any such deemed exercise shall be subject to the holder providing such assurances and executing such documents as may, in the reasonable opinion of the Company or the Trustee, be required to ensure compliance with applicable securities legislation.

                 The Trustee shall only issue a certificate or certificates representing the Shares issuable upon the exercise of the A Warrants after the Warrantholder has surrendered the Warrant Certificate or Warrant Certificates representing all of the A Warrants to the Trustee at its principal transfer office in the city of Vancouver or at any other place or places that may be designated by the Company with the approval of the Trustee, or to the Co-Transfer Agent at its principal transfer office designated by the Company, during normal business hours on a business day at that place following the Class A Warrant Exercise Time together with a duly completed and executed exercise form attached to such Warrant Certificate or Warrant Certificates, in the form set out in Schedule "D" attached hereto.

                 Subject to and upon compliance with the provisions of this Article Four and Article Five, the holder of the Warrant Certificate or Warrant Certificates representing the B Warrants may exercise the right to acquire all of the Shares therein provided for by surrendering the Warrant Certificate or Warrant Certificates to the Trustee at its principal transfer office in the city of Vancouver or at any other place or places that may be designated by the Company with the approval of the Trustee, or to the Co-transfer Agent at its principal transfer office designated by the Company, during normal business hours on a business day at that place, during the Class B Warrant Exercise Period together with a duly completed and executed exercise form attached to the Warrant Certificate in the form set out in Schedule "D" attached hereto. Any such exercise shall be subject to the holder providing such assurances and executing such documents as may, in the reasonable opinion of the Company, the Trustee or the Co-transfer Agent, be required to ensure compliance with all applicable securities legislation and with the Purchase Agreement.

                 Surrender of a Warrant Certificate and the exercise form in accordance with subsections 4.4(2) and (3) will be deemed to have been effected only on personal delivery thereof to or, if sent by mail or other means of transmission on actual receipt thereof, by the Trustee or the Co-transfer Agent at the office specified in subsections 4.4(2) and (3).

                 Any exercise form referred to in subsections 4.4(2) and (3) shall be signed by a duly authorized officer of the Warrantholder or other legal representative or an attorney of the Warrantholder duly appointed by an instrument in writing satisfactory to the Trustee or the Co-transfer Agent, as the case may be. The exercise form attached to the Warrant Certificate shall specify the person or persons in whose name or names the Shares which the holder desires to acquire are to be issued and his or their address or addresses and the number of Shares to be issued to each such person. If any Shares subscribed for are to be issued to a person or persons other than the Warrantholder, the Warrantholder shall pay to the Trustee or to its agent all exigible transfer taxes or governmental or other charges required to be paid in respect of the transfer of the Shares and the Company will not be required to issue or deliver any certificate evidencing any Shares unless or until that amount has been so paid or the Warrantholder has established to the satisfaction of the Company that the taxes and charges have been paid or that no taxes or charges are owing.

                 Unless box B has been checked on the exercise form referred to in subsections 4.4(2) and (3), (i) B Warrants may not be exercised within the United States or by or on behalf of any U.S. Person, (ii) no Shares shall be issued to any person who has an address in the United States on the exercise form and (iii) no Shares issued upon exercise of Warrants will be delivered to any address in the United States.

                 In the event that any Warrant Certificate or Warrant Certificates have been delivered to the Trustee pursuant to subsection 4.4(2) or (3) and box B has been checked on the accompanying exercise form, then the Trustee shall cause the certificates representing the Shares issued upon exercise of any such Warrants to be affixed with the following legend (the "U.S. Legend"):

                 "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (C) INSIDE THE UNITED STATES IN ACCORDANCE WITH (1) CERTAIN PROCEDURES SATISFACTORY TO THE COMPANY OR (2) RULE 144 UNDER THE SECURITIES ACT, IF AVAILABLE.

                 DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY" MAY BE OBTAINED FROM MONTREAL TRUST COMPANY OF CANADA UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO MONTREAL TRUST COMPANY OF CANADA AND THE COMPANY, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT;"

provided, that if any such Share is being sold or transferred in compliance with Rule 904 of Regulation S, the U.S. Legend may be removed by providing a declaration to the Trustee substantially in the form set forth in Schedule C attached hereto, and provided further that if any such Share is being sold in compliance with Rule 144 under the U.S. Securities Act, the U.S. Legend may be removed by delivery to the Trustee of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, to the effect that such legend is no longer required under the applicable requirements of the U.S. Securities Act or state securities laws.

                 In the event that the A Warrants are exercised in accordance with subsection 4.4(1), the Trustee shall cause the certificates representing the Shares issued upon exercise of any such Warrants to be affixed with the U.S. Legend.

                 If, at the time of exercise of the Warrants, there remain restrictions on resale under applicable securities legislation in respect of the Shares issuable upon exercise of the Warrants, the Company may, on the advice of counsel, endorse the certificate representing the Shares with respect to those restrictions.

                 Effect of the Exercise of Warrants

                 Upon exercise of a Warrant in accordance with section 4.4 and subject to sections 4.6, 4.8, 4.9 and 5.4, the holder of the Warrants shall be entitled without further payment therefor to receive from the Company the number of Shares that is equal to the number of Warrants exercised or deemed exercised multiplied by the Exchange Number in effect at the date of the exercise or deemed exercise of the Warrants and the Company shall cause the holder thereof to be entered forthwith on its register of shareholders as the holder of the Shares to be issued to such holder or, in the case of B Warrants, to the person or persons in whose name or names the Shares are to be issued as specified in the exercise form. The number of Shares to be issued to such person or persons shall be so issued and such person or persons shall become the shareholder or shareholders of record of those Shares with effect from the date on which the Warrant is exercised unless the register of the Company shall be closed on that date, in which case the Shares so subscribed for shall be deemed to be issued and the person or persons shall be deemed to become the shareholder or shareholders of record of the Shares on the date on which the register is reopened and the Shares shall be issued on the later date.

                 Upon the exercise or deemed exercise of the Warrants as aforesaid the Company shall, without charge therefor except as provided in subsection 4.4(5), forthwith cause to be delivered to the Trustee, as agent for the person or persons in whose name or names the Shares are to be issued, certificates for the appropriate number of Shares that the Warrantholder is entitled to. Upon receipt by the Trustee of the Warrant Certificates for the A Warrants or B Warrants that have been so exercised, the Trustee shall cause such certificates to be delivered forthwith in accordance with the written delivery instructions of the holder, or in the absence of such instructions, by registered mail without charge therefor.

                 No Fractional Shares

                 The Company will not, pursuant to section 5.1 or under any other circumstances, be obligated to issue any fraction of a Share on the exercise of a Warrant or Warrants. If any fractional interest in a Share would, except for the provisions of this section, be deliverable upon the exercise of any Warrant, the Company shall in lieu of delivering a fractional Share therefor, satisfy the right to receive the fractional Share by payment to the holder of the Warrant of an amount in cash (computed, in the case of a fraction of a cent, to the next lower cent) equal to the same fraction of the Current Market Price per Share on the date of exercise of the Warrant.

                 Expiry Notice

                 If:

         one of the first three Semi-Annual Studies (as defined in the Purchase
                 Agreement) determine the existence of a total of more than 333,333 Excess Ounces (as defined in the Purchase Agreement) but less than 500,001 Excess Ounces, and L. B. Mining Co. has notified the Company in writing pursuant to subsection 4.3(i) of the Purchase Agreement and the fourth Semi-Annual Study indicates that no more than 500,000 Excess Ounces had been determined to exist, the Company shall deliver an Expiry Notice to the Trustee forthwith upon the fourth Semi-Annual Study being delivered to the Company; and

         one of the first three Semi-Annual Studies determines the existence of a total of more than 333,333 Excess Ounces but less than 500,001 Excess Ounces and L. B. Mining Co. notifies the Company in writing pursuant to subsection 4.3(ii) of the Purchase Agreement, the Company shall deliver the Expiry Notice to the Trustee forthwith upon receipt of notice from L.
                 B. Mining Co. pursuant to subsection 4.3(ii) of the Purchase Agreement; and

         none of the Semi-Annual Studies determine the existence of a total of more than 333,333 Excess Ounces, the Company shall deliver an Expiry Notice to the Trustee forthwith upon the fourth Semi-Annual Study being delivered to the Company.

                 Expiration of Warrants

                 In the event that the Purchase Agreement is not entered into between the Company and L. B. Mining Co. within the time stipulated in the Option Agreement or, after the Purchase Agreement has been entered into, the transactions contemplated therein are not consummated for any reason on or before the Closing (as defined in section 3.1 of the Purchase Agreement), all rights under this Indenture and under any A Warrant or B Warrant shall wholly cease and terminate and the Warrant Certificates therefor shall be wholly void and of no effect.

                 After the Class B Warrant Expiry Time, all rights under this Indenture and under any B Warrants that have not been exercised shall wholly cease and terminate and the Warrant Certificate or Warrant Certificates therefor shall be wholly void and of no effect.

                 Cancellation of Warrants

                 All Warrant Certificates representing Warrants exercised as provided in section 4.4 or exchanged for other Warrants as provided in section
3.1 shall be cancelled and destroyed by the Trustee and, if required by the Company, the Trustee shall furnish the Company with a certificate identifying the Warrant Certificates so cancelled and the number of Shares which have been issued pursuant to each.


                                  ARTICLE FIVE

                         Adjustment of Exercise Number

                 Definitions

                 In this Article Five, the terms "record date" and "effective date" where used herein shall mean 4:30 p.m. (Vancouver time) on the relevant date.

                 Adjustment of Exercise Number

                 The Exercise Number (or the number and kind of Shares or securities to be received upon exercise in the case of subsections 5.2(4) and 5.2(5) below) shall be subject to adjustment from time to time in the events and in the manner provided in section 5.3 and as follows:

                 If prior to the exercise or deemed exercise of the Warrants the Company:

                 issues to all or substantially all the holders of the Shares by way of a stock dividend or otherwise Shares or Convertible Securities, other than (i) the issue from time to time of Shares or Convertible Securities by way of stock dividend to shareholders who elect to receive Shares or Convertible Securities in lieu of cash dividends in the ordinary course or pursuant to a dividend reinvestment plan or (ii) as dividends paid in the ordinary course; or

                 subdivides or redivides its outstanding Shares into a greater number of Shares; or

                 combines, consolidates or reduces its outstanding Shares into a smaller number of Shares

                 (any of those events being herein called a "Share
                         Reorganization"),

the Exercise Number shall be adjusted effective immediately after the record date at which the holders of Shares are determined for the purposes of the Share Reorganization or the effective date if no record date is fixed to a number that is the product of (1) the Exercise Number in effect on the record date and (2) a fraction:

                          the numerator of which shall be the number of Shares
                                  outstanding after giving effect to the Share
                                  Reorganization; and

                          the denominator of which shall be the number of
                                  Shares outstanding on the record date before giving effect to the Share Reorganization.

For the purposes of determining the number of Shares outstanding at any particular time for the purpose of this subsection 5.2(1) there shall be included that number of Shares which would have resulted from the conversion at that time of all outstanding Convertible Securities.

                 If prior to exercise or deemed exercise of the Warrants the Company shall issue rights, options or warrants (other than the Warrants) to all or substantially all the holders of the Shares pursuant to which those holders are entitled to subscribe for, purchase or otherwise acquire Shares or Convertible Securities within a period of 45 days from the date of issue thereof at a price per share, or at a conversion price per share, of less than 95% of the Current Market Price at the record date for such distribution (any such issuance being herein called a "Rights Offering" and Shares that may be acquired in exercise of the Rights Offering, or upon conversion of the Convertible Securities offered by the Rights Offering, being herein called the "Offered Shares"), the Exercise Number shall be adjusted effective immediately after the record date at which holders of Shares are determined for the purposes of the Rights Offering to an Exercise Number that is the product of
(1) the Exercise Number in effect on the record date and (2) a fraction:

                          the numerator of which shall be the sum of (a) the
                                  number of Shares outstanding on the record date plus (b) the number of Offered Shares offered pursuant to the Rights Offering or the maximum number of Offered Shares into which the Convertible Securities so offered pursuant to the Rights Offering may be converted, as the case may be; and

                          the denominator of which shall be the sum of:

                                  (A)      the number of Shares outstanding on
                                           the record date; and

                                  (A)      the number arrived at when (I)
                                           either the product of (a) the number
                                           of Offered Shares so offered and (b)
                                           the price at which those shares are
                                           offered, or the product of (c) the
                                           conversion price thereof and (d) the
                                           maximum number of Offered Shares for
                                           or into which the Convertible
                                           Securities so offered pursuant to
                                           the Rights Offering may be
                                           converted, as the case may be, is
                                           divided by (II) the Current Market
                                           Price of the Shares on the record
                                           date.

Any Offered Shares owned by or held for the account of the Company or a subsidiary of the Company shall be deemed not to be outstanding for the purpose of any such computation; if all the rights, options or warrants are not so issued or if all rights, options or warrants are not exercised prior to the expiration thereof, the Exercise Number shall be readjusted to the Exercise Number in effect immediately prior to the record date, and the Exercise Number shall be further adjusted based upon the number of Offered Shares (or Convertible Securities that are convertible into Offered Shares) actually delivered upon the exercise of the rights, options or warrants, as the case may be, but subject to any other adjustment required hereunder by reason of any event arising after that record date.

                 If prior to exercise or deemed exercise of the Warrants the Company shall issue or distribute to all or substantially all the holders of Shares, (i) shares of any class other than Shares, or (ii) rights, options or warrants other than Warrants and other than rights, options or warrants exercisable within 45 days from the date of issue thereof at a price, or at a conversion price, of at least 95% of the Current Market Price at the record date for such distribution, or (iii) evidences of indebtedness, or (iv) any other cash, securities or other property or assets and that issuance or distribution does not constitute a Share Reorganization or a Rights Offering (any of those events being herein called a "Special Distribution"), the Exercise Number shall be adjusted effective immediately after the record date at which the holders of Shares are determined for purposes of the Special Distribution to an Exercise Number that is the product of (1) the Exercise Number in effect on the record date and (2) a fraction:

                          the numerator of which shall be the product of (I)
                                  the sum of the number of Shares outstanding on the record date plus the number of Shares which the Warrantholders would be entitled to receive upon exercise of all their outstanding Warrants if they were exercised on the record date and (II) the Current Market Price thereof on that date; and

                          the denominator of which shall be:

                                  (A)      the product of (I) the sum of the
                                           number of Shares outstanding on the
                                           record date plus the number of
                                           Shares which the Warrantholders
                                           would be entitled to receive upon
                                           exercise of all their outstanding
                                           Warrants if they were exercised on
                                           the record date and (II) the Current
                                           Market Price thereof on the earlier
                                           of such record date and the date on
                                           which the Company announces its
                                           intention to make such distribution;

                                  less

                                  (A)      the aggregate fair market value, as
                                           determined by the board at the time
                                           such distribution is authorized,
                                           whose determination shall be
                                           conclusive, of the shares, rights,
                                           options, warrants, evidences of
                                           indebtedness or other assets issued
                                           or distributed in the Special
                                           Distribution.

Any Shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of any such computation; to the extent that the distribution of shares, rights, options, warrants, evidences of indebtedness or assets is not so made or to the extent that any rights, options or warrants so distributed are not exercised, the Exercise Number shall be readjusted to the Exercise Number that would then be in effect based upon shares, rights, options, warrants, evidences of indebtedness or assets actually distributed or based upon the number of Shares or Convertible Securities actually delivered upon the exercise of the rights, options or warrants, as the case may be, but subject to any other adjustment required hereunder by reason of any event arising after the record date.

                 If during the Exercise Period there is a reorganization of the Company not otherwise provided for in subsection 5.2(1) or a consolidation or merger or amalgamation of the Company with or into another body corporate including a transaction whereby all or substantially all of the Company's undertaking and assets become the property of any other corporation through sale, lease, exchange or otherwise (any such event being herein called a "Capital Reorganization") any holder of a Special Warrant who has not exercised his right to exchange his Special Warrant for Shares and Warrants prior to the effective date of the Capital Reorganization shall be entitled to receive and shall accept, upon the exercise of his right at any time after the effective date of the Capital Reorganization, in lieu of the number of Shares and Warrants (and any other securities or properties to which holders are entitled upon exercise of the Warrants) to which he was theretofore entitled upon exercise of the Special Warrant, the aggregate number of shares or other securities or property of the Company, or the continuing, successor or purchasing corporation, as the case may be, under the Capital Reorganization that the holder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, he had been the holder of the number of Shares and Warrants (and any other securities to which holders are entitled upon exercise of the Warrants) to which immediately before the transaction he was entitled upon exercise of the Warrants; no Capital Reorganization shall be carried into effect unless all necessary steps shall have been taken so that the holders of Warrants shall thereafter be entitled to receive the number of shares or other securities or property of the Company, or of the continuing, successor or purchasing corporation, as the case may be, under the Capital Reorganization, subject to adjustment thereafter in accordance with provisions the same, as nearly as may be possible, as those contained in this section 5.2 and in section 5.3.

                 If the Company shall reclassify or otherwise change the outstanding Shares, the exercise right shall be adjusted effective immediately upon the reclassification becoming effective so that holders of Warrants who exercise their rights thereafter shall be entitled to receive such shares as they would have received had the Warrants been exercised immediately prior to the effective date, subject to adjustment thereafter in accordance with provisions the same, as nearly as may be possible, as those contained in this section 5.2 and in section 5.3.

                 Subscription Rights Adjustment Rules

                 The following rules and procedures shall be applicable to adjustments made pursuant to section 5.2:

                 The adjustments and readjustments provided for in this Article Five are cumulative and, subject to subsection 5.3(2), shall apply (without duplication) to successive issues, subdivisions, combinations, consolidations, distributions and any other events that require adjustment of the Exercise Number or the number or kind of shares or securities purchasable hereunder.

                 No adjustment in the Exercise Number shall be required unless the adjustment would result in a change of at least 1% in the Exercise Number then in effect provided, however, that any adjustments that, except for the provisions of this subsection 5.3(2) would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment.

                 No adjustment in the Exercise Number shall be made in respect of any event described in paragraph 5.2(l)(a) or subsections 5.2(2) or 5.2(3) if the holders of the Warrants are entitled to participate in the event on the same terms, mutatis mutandis, as if they had exercised their Warrants immediately prior to the effective date or record date of the event.

                 No adjustment in the Exercise Number shall be made pursuant to section 5.2 in respect of the issue of Shares, rights, options or warrants pursuant:

         to this Indenture;

         to the special warrant indenture dated April 25, 1996 between the Company and the Trustee relating to the issue of 9,699,800 special warrants, each of which is exercisable to acquire one Share and one-half of a common share purchase warrant, subject to adjustment;

         to the warrant indenture dated April 25, 1996 between the Company and the Trustee relating to the issuance of 4,849,900 common share purchase warrants, each of which is exercisable to acquire one Share at an exercise price of $3.00, subject to adjustment; or

         the issuance of Shares pursuant to the exercise of directors, officers and employees options or options granted for services in accordance with the rules of The Toronto Stock Exchange;

and any such issue shall be deemed not to be a Share Reorganization, a Rights Offering or a Special Distribution.

                 If a dispute shall at any time arise with respect to adjustments of the Exercise Number, the dispute shall be conclusively determined (as between the Company, the Warrantholders, the Trustee and all transfer agents and shareholders of the Company) by the auditors of the Company or if they are unable or unwilling to act, by such firm of independent chartered accountants as may be selected by the directors and any such determination shall be binding upon the Company, the Warrantholders, the Trustee and all transfer agents and shareholders of the Company.

                 If the Company shall set a record date to determine the holders of Shares for the purpose of entitling them to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter legally abandon its plans to pay or deliver the dividend, distribution or subscription or purchase rights, then no adjustment in the Exercise Number shall be required by reason of the setting of the record date.

                 Postponement of Share Issue

                 In any case where the application of section 5.2 results in an increase of the Exercise Number taking effect immediately after the record date for or occurrence of a specific event, if any Warrants are exercised after that record date or occurrence and prior to completion of the event or of the period for which a calculation is required to be made, the Company may postpone the issuance to the holder of the Warrants of the Shares to which the holder is entitled by reason of the increase of the Exercise Number but the Shares shall be so issued and delivered to that holder upon completion of that event or period, with the number of those Shares calculated on the basis of the Exercise Number on the Exercise Date adjusted for completion of that event or period, and the Company shall forthwith after the Exercise Date deliver to the person or persons in whose name or names the Shares are to be issued an appropriate instrument evidencing the person's or persons' right to receive the Shares.

Notice of Certain Events

                 Upon the occurrence of any event referred to in sections 5.2 or 5.3 that requires an adjustment in the Exercise Number, the Company shall promptly thereafter:

         file with the Trustee a certificate of the Company specifying the particulars of the event and, if determinable, the adjustment and a computation of the adjustment; and

         give notice to the Warrantholders of the particulars of the event and, if determinable, the adjustment.

                 If notice has been given under subsection 5.5(1) and the adjustment is not then determinable, the Company shall promptly after the adjustment is determinable:

         file with the Trustee a certificate of the Company evidencing the computation of the adjustment; and

         (b)     give notice to the Warrantholders of the adjustment.

                 Protection of Trustee

                 Subject to sections 10.2 and 10.3, the Trustee shall not at any time be under any duty or responsibility to any Warrantholder to determine whether any facts exist which may require any adjustment contemplated by section 5.2, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making the same.

                 Proceedings Prior to Any Action Requiring Adjustment

                 As a condition precedent to the taking of any action which would require an adjustment in any of the rights pursuant to any of the Warrants, including the number of Shares which are to be received upon the exercise of the Warrants, the Company shall take any corporate action which may, in the opinion of counsel, be necessary in order that the Company has unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the Shares which the holders of such Warrants are entitled to receive on the full exercise thereof in accordance with the provisions hereof.


                                  ARTICLE SIX

                              Rights and Covenants

                 Purchase of Warrants

                 The Company, when not in default under this Indenture, may purchase all or any portion of the Warrants in such manner and on such terms as the Company and the holder thereof may determine. All Warrants so purchased shall forthwith be delivered to the Trustee and cancelled by it and no Warrants shall be issued in substitution therefor.

                 General Covenants

                 The Company covenants with the Trustee that so long as any Warrants remain outstanding and may be exercised:

         the Company will at all times maintain its existence, carry on and conduct its business in a prudent manner and in accordance with industry standards and good business practice, keep or cause to be kept proper books of account in accordance with applicable law and, if and whenever required in writing by the Trustee, file with the Trustee copies of all annual financial statements of the Company furnished to its shareholders during the term of this Indenture;

         the Company shall maintain the listing of the Shares on The Toronto
                 Stock Exchange, and will take all steps necessary to ensure that the Shares issuable upon exercise of the Warrants will be listed and posted for trading on The Toronto Stock Exchange upon their issue;

         the Company will reserve and keep available a sufficient number of Shares for issuance upon the exercise of Warrants issued by the Company hereunder;

         the Company will cause the Shares from time to time subscribed for and purchased pursuant to the exercise of the Warrants, issued by the Company hereunder, in the manner herein provided, to be duly issued in accordance with the Warrants and the terms hereof;

         the Company will cause the certificates representing the Shares issuable upon exercise of the Warrants from time to time in the manner herein provided, to be duly issued and delivered in accordance with the Warrants and the terms hereof;

         upon the exercise by the holder of any Warrant, all Shares issuable upon the exercise of Warrants shall be issued by the Company as fully paid and non-assessable;

         the Company will use its best efforts to maintain its status as a "reporting issuer" (or the equivalent thereof) not in default of the requirements of the Securities Act (British Columbia) and the Securities Act (Ontario);

         the Company is duly authorized to create and issue the Warrants to be issued hereunder, and the Warrant Certificates when issued and certified as herein provided will be legal, valid and binding obligations of the Company;

         if, in the opinion of counsel, any prospectus or registration statement is required to be filed with, or any permission is required to be obtained from, any governmental authority or any other step is required under any applicable securities laws before any Shares which a Warrantholder is entitled to purchase pursuant to his Warrant may properly and legally be issued upon the due exercise thereof, the Company will take such action so required; and

         generally, the Company will well and truly perform and carry out all the acts or things to be done by it as provided in this Indenture.

                 Trustee's Remuneration and Expenses

                 The Company covenants that it will pay to the Trustee from time to time such reasonable remuneration for its services hereunder as may be agreed upon between the Company and the Trustee and will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances properly incurred or made by the Trustee in the administration or execution of the trusts hereby created (including the reasonable compensation and the disbursements of counsel and all other advisors and assistants not regularly in its employ), both before any default hereunder and thereafter until all duties of the Trustee under the trusts hereof shall be finally and fully performed, except any expense, disbursement or advance as may arise from the negligence, wilful misconduct or bad faith of the Trustee or of persons for whom the Trustee is responsible.

                 Performance of Covenants by Trustee

                 If the Company shall fail to perform any of its covenants and obligations contained in this Indenture, the Trustee may notify the Warrantholders of the failure on the part of the Company or may itself perform any of the said covenants capable of being performed by it, but shall be under no obligation to do so or to notify the Warrantholders. All sums expended or advanced by the Trustee in so doing shall be repayable as provided in Section
6.3. No performance, expenditure or advance by the Trustee shall be deemed to relieve the Company of any default or of its continuing obligations hereunder.

                 Notice to Warrantholders of Certain Events

                 The Company covenants with the Trustee for the benefit of the Trustee and the Warrantholders that, so long as any of the Warrants are outstanding, it will not:

         (a) pay any dividend payable in shares of any class to the holders of its Shares or make any other distribution (other than a cash distribution made as a dividend out of retained earnings or contributed surplus legally available for the payment of dividends) to the holders of its Shares,

         (a) offer to the holders of its Shares rights to subscribe for or to purchase any Shares or shares of any class or any other securities, rights, warrants or options,

         (a) make any repayment of capital on, or distribution of evidences of indebtedness or any of its assets (excluding cash dividends) to the holders of, its Shares,

         (a) amalgamate, consolidate or merge with any other person or sell or lease the whole or substantially the whole of its assets or undertaking,

         (a) effect any subdivision, consolidation or reclassification of its Shares, or

         (a)     liquidate, dissolve or wind-up,

unless, in each such case, the Company shall have given notice, in the manner specified in section 11.2, to the Warrantholder, of the action proposed to be taken and the date on which (a) the books of the Company shall close or a record shall be taken for such dividend, repayment, distribution, subscription rights or other rights, warrants or securities, or (b) such subdivision, consolidation, reclassification, amalgamation, merger, sale or lease, dissolution, liquidation or winding-up shall take place, as the case may be, provided that the Company shall only be required to specify in the notice those particulars of the action as shall have been fixed and determined at the date on which the notice is given. The notice shall also specify the date as of which the holders of Shares of record shall participate in the dividend, repayment, distribution, subscription of rights or other rights, warrants or securities, or shall be entitled to exchange their Shares for securities or other property deliverable upon such reclassification, amalgamation, merger, sale or lease, other disposition, dissolution, liquidation or winding-up, as the case may be. The notice shall be given, with respect to the actions described in subsections (a), (b), (c), (d), (e) and (f) not less than 21 days prior to the record date or the date on which the Company's transfer books are to be closed with respect thereto.

                 Closure of Share Transfer Books

                 The Company further covenants and agrees that it will not during the period of any notice given under section 6.5 close its share transfer books or take any other corporate action which might deprive the Warrantholder of the opportunity of exercising its Warrants, provided that nothing contained in this section 6.6 shall be deemed to affect the right of the Company to do or take part in any of the things referred to in section 6.5 or to pay cash dividends on the shares of any class or classes in its capital from time to time outstanding.

                                 ARTICLE SEVEN

                                  Enforcement

                 Enforcement of Rights of the Warrantholder

                 The Warrantholder shall not have the right to institute any action or proceeding or to exercise any other remedy authorized by this Indenture for the purpose of enforcing any rights on behalf of the Warrantholders for the execution of any trust or power hereunder unless a requisition, in writing signed by the Warrantholder requesting the Trustee to so act, and the indemnity referred to in subsection 10.2(3), have been tendered to the Trustee and the Trustee shall have failed to act within a reasonable time thereafter. In such case, but not otherwise, the Warrantholder acting on behalf of itself shall be entitled to take proceedings in any court of competent jurisdiction such as the Trustee might have taken.

                 The Warrantholder shall not have any right in any manner whatsoever to affect, disturb or prejudice the rights hereby created by its action, or to enforce any right hereunder or under any Warrant Certificate, except subject to the conditions and in the manner herein provided and all powers and trusts hereunder shall be exercised and all proceedings at law shall be instituted, had and maintained by the Trustee, except only as herein provided, and in any event for the benefit of the Warrantholder.

                 Immunity of Shareholders

                 The Trustee, and by its acceptance of the Warrant Certificate and as part of the consideration for the issue of the Warrants, the Warrantholder, hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future shareholder, director or officer of the Company or of any of the subsidiaries of the Company, or any subsidiary of the Company, in their capacity as such, for the issue of Shares pursuant to any Warrants or on any covenant, agreement, representation or warranty by the Company contained herein or in the Warrant Certificates.

                 Limitation of Liability

                 The obligations hereunder are not personally binding upon, nor shall resort hereunder be had to the private property of, any of the past, present or future directors, shareholders, officers, employees or agents of the Company or any of the subsidiaries of the Company, or any subsidiary of the Company, but only the property of the Company (or any successor corporation) shall be bound in respect hereof.


                                 ARTICLE EIGHT

                            Powers of Warrantholders

                 Powers Exercisable by the Warrantholder

                 In addition to all other powers conferred upon it by any other provisions of this Indenture or by law, the Warrantholder shall have the following powers exercisable from time to time by notice to the Trustee and the
Company:

         (a) power to agree to or sanction any amendment, modification, abrogation, alteration, compromise or arrangement of the rights of the Warrantholder and/or the Trustee in its capacity as trustee hereunder or on behalf of the Warrantholder against the

                 Company, whether those rights arise under this Indenture or the Warrants or otherwise, which shall be agreed to by the Company, and to authorize the Trustee to concur in and execute any indenture supplement;

         (a) power to direct or authorize the Trustee to enforce any of the obligations on the part of the Company contained in this Indenture or the Warrants or to enforce any of the rights of the Warrantholder in any manner specified in the notice or to refrain from enforcing any such covenant or right;

         (a) power to waive and direct the Trustee to waive any default on the part of the Company in complying with any provisions of this Indenture or the Warrants, either unconditionally or upon any conditions specified in the notice;

         (a) power from time to time and at any time, with the consent of the Company, not to be unreasonably withheld, to remove the Trustee and appoint a successor trustee; and

         (a) power to assent to any compromise or arrangement with any creditor or any class of creditors, whether secured or otherwise, and with holders of any shares or other securities of the Company.

Powers Cumulative

                 It is hereby declared and agreed that any one or more of the powers or any combination of the powers in this Indenture stated to be exercisable by the Warrantholder may be exercised from time to time and the exercise of any one or more of the powers or any combination of the powers from time to time shall not prevent the Warrantholder from exercising that power or those powers or combination of powers then or any other power or powers or combination of powers thereafter from time to time.

                 Record of Notices

                 A record of all notices delivered by the Warrantholder in connection with any exercise of the powers set forth in section 8.1 shall be made and duly entered in books from time to time to be provided for that purpose by the Trustee at the expense of the Company and such record shall be prima facie evidence of the matters therein stated.

                 Binding Effect of Notices Upon Trustee

                 The Trustee (subject to the provisions for its indemnity herein contained) shall be bound to give effect accordingly to every notice delivered by the Warrantholder in connection with any exercise of the powers set forth in section 8.1.

                                  ARTICLE NINE

                Supplemental Indentures and Successor Companies

         Provision for Supplemental

                 Indentures for Certain Purposes

                 From time to time the Company and the Trustee may, subject to the provisions hereof, and they shall, when so directed hereby, execute and deliver by their proper officers or directors, as the case may be, indentures or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:

         setting forth any adjustments resulting from the application of the provisions of Article Five;

         adding to the provisions hereto such additional covenants and enforcement provisions as, in the opinion of counsel, are necessary or advisable, provided that the same are not in the opinion of the Trustee prejudicial to the interests of the Warrantholder;

         giving effect to any notice delivered pursuant to section 8.1 passed as provided in Article Eight;

         adding to, deleting or altering the provisions hereof in respect of the transfer of Warrants, the exchange of Warrants and the making of any modification in the form of a Warrant Certificate which, in the opinion of the Trustee, does not affect the substance thereof;

         making any additions to, deletions from or alterations of the provisions of this Indenture which, in the opinion of the Trustee, do not materially and adversely affect the interests of the Warrantholder and are necessary or advisable in order to incorporate, reflect or comply with any Applicable Legislation;

         making provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder or for the purpose of obtaining a listing or quotation of the Shares issuable upon exercise of the Warrants on a stock exchange, bourse or over-the-counter market, provided that the provisions are not, in the opinion of the Trustee, prejudicial to the interests of the Warrantholder;

         modifying any of the provisions of this Indenture or relieving the Company from any of the obligations, conditions or restrictions herein contained, provided that no such modification or relief shall be or become operative or effective if in the opinion of the Trustee the modification or relief impairs any of the rights of the Warrantholder provided hereunder, or of the Trustee, and provided that the Trustee may in its uncontrolled discretion decline to enter into any supplemental indenture which in its opinion may not afford adequate protection to the Trustee when the same shall become operative;

         evidencing any succession, or successive successions, of other bodies corporate to the Company and the assumption by any successor of the obligations of the Company herein and in the Warrant Certificates as provided hereafter in this Article Nine;

         adding to, deleting or altering the provisions hereof relating to any adjustment in the provisions of Article Five relating to the subscription for Shares upon exercise of the Warrants; and

         for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguities, defective provisions, errors or omissions herein, provided that, in the opinion of the Trustee, the rights of the Trustee or of the Warrantholder provided hereunder are in no way prejudiced thereby, provided that any amendment to this Indenture, by supplement or otherwise, shall be subject to the prior consent of The Toronto Stock Exchange.

                 Successor Companies

                 In the case of the consolidation, amalgamation, arrangement, merger or transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation ("successor corporation"), the successor corporation resulting from the consolidation, amalgamation, arrangement, merger or transfer (if not the Company) will be bound by the provisions hereof and for the due and punctual performance and observance of each and every covenant and obligation contained in this Indenture to be performed by the Company and, if requested by the Trustee, the successor corporation shall, by supplemental indenture satisfactory in form to the Trustee and executed and delivered to the Trustee, expressly assume those obligations.


                                  ARTICLE TEN

                             Concerning the Trustee

                 Trust Indenture Legislation

                 If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, the mandatory requirement shall prevail.

                 The Company and the Trustee each will, at all times in relation to this Indenture and any action to be taken hereunder, observe and comply with and be entitled to the benefits of Applicable Legislation.

                 Rights and Duties of Trustee

                 In the exercise of the rights, duties and obligations prescribed or conferred by the terms of this Indenture, the Trustee shall act honestly and in good faith with a view to the best interests of the Warrantholder and shall exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

                 No provision of this Indenture will be construed to relieve the Trustee from liability for its own negligent act, negligent failure to act, wilful misconduct or bad faith.

                 The obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Trustee or the Warrantholder or obligations of the Company hereunder shall be conditional upon either the Warrantholder or the Company furnishing, when required by notice in writing by the Trustee, sufficient funds to commence or continue such act, action or proceeding and an indemnity reasonably satisfactory to the Trustee to protect and hold harmless the Trustee against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid.

                 The Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding require the Warrantholder to deposit with the Trustee the Warrant Certificates held by it, for which Warrant Certificates the Trustee shall issue receipts.

                 Every provision of this Indenture that by its terms relieves the Trustee of liability or entitles it to rely upon any evidence submitted to it is subject to the provisions of Applicable Legislation, and of this section
10.2 and section 10.3.

                 Evidence, Experts and Advisors

                 In addition to the reports, certificates, opinions and other evidence required by this Indenture, the Company will furnish to the Trustee such additional evidence of compliance with any provision hereof, and in such form, as is prescribed by Applicable Legislation or as the Trustee may reasonably require by written notice to the Company.

                 In the exercise of its right or duty hereunder, the Trustee may, if it is acting in good faith, rely as to the truth of the statements or the accuracy of the opinions expressed therein, upon statutory declarations, opinions, reports, certificates or other evidence furnished to the Trustee pursuant to a provision hereof or of Applicable Legislation or pursuant to a request of the Trustee, provided the evidence complies with Applicable Legislation and that the Trustee examines such evidence and determines that it complies with the applicable requirements of this Indenture.

                 Whenever Applicable Legislation requires that evidence referred to in subsection 10.3(1) be in the form of a statutory declaration, the Trustee may accept the statutory declaration in lieu of a certificate of the Company required by any provision hereof. Any statutory declaration may be made by one or more of the officers of the Company.

                 Proof of the execution of an instrument in writing by the Warrantholder may be made by the certificate of a notary public, or other officer with similar powers, that the person signing the instrument acknowledged to him the execution thereof, or by an affidavit of a witness to the execution, or in any other manner that the Trustee may consider adequate.

                 The Trustee may employ or retain such counsel, accountants, engineers, appraisers, or other experts or advisers as it may reasonably require for the purpose of discharging its duties hereunder and may pay reasonable remuneration for all services so performed by any of them, without taxation of costs of any counsel, and will not be responsible for any misconduct or negligence on the part of any of them who has been selected with due care by the Trustee.

                 The Trustee may, as a condition precedent to any action to be taken by it under this Indenture, require such opinions, statutory declarations, reports, certificates or other evidence as it, acting reasonably, considers necessary or advisable under the circumstances.

                 Documents, Monies, etc. Held by Trustee

                 Any securities, documents of title or other instruments that may at any time be held by the Trustee subject to the trusts hereof may be placed in the deposit vaults of the Trustee or of any Canadian Imperial Bank of Commerce, Bank of Montreal, Bank of Nova Scotia, The Toronto-Dominion Bank, the Royal Bank of Canada and the Hongkong Bank of Canada or deposited for safekeeping with any of those Canadian chartered banks. Unless herein otherwise expressly provided, any money so held pending the application or withdrawal thereof under any provision of this Indenture shall be deposited in the name of the Trustee in any of the foregoing Canadian chartered banks at the rate of interest then current on similar deposits. Unless the Company is in default hereunder, all interest or other income received by the Trustee in respect of deposits and investments will belong to the Company.

                 Action by Trustee to Protect Interests

                 The Trustee shall have the power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve or protect its interests and the interests of the Warrantholders.

                 Trustee not Required to Give Security

                 The Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise in respect of the premises contained herein.

                 Protection of Trustee

                 By way of supplement to the provisions of any law from time to time applicable to trustees it is expressly declared and agreed as follows:

         the Trustee shall not be liable for or by reason of any statements of fact or recitals in this Indenture or in the Warrant Certificates (except the representation contained in section
                 10.9 and by virtue of the certification by the Trustee of the Warrant Certificates) or required to verify the same, but all such statements or recitals are and shall be deemed to be made by the Company;

         nothing herein contained shall impose any obligation on the Trustee to see or to require evidence of the registration (on filing or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto;

         the Trustee shall not be bound to give notice to any person or persons of the execution hereof;

         the Trustee shall not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach on the part of the Company of any obligation herein contained or of any acts of any director, officer, employee or agent of the Company;

         the Trustee shall not be bound to give any notice or to do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall have been required to do so under the terms hereof, nor shall the Trustee be required to take notice of any default of the Company hereunder unless and until notified in writing of the default (which notice must specify the nature of the default) and, in the absence of that notice, the Trustee may for all purposes hereunder conclusively assume that no default by the Company hereunder has occurred. The giving of any notice shall in no way limit the discretion of the Trustee hereunder as to whether any action is required to be taken in respect of any default hereunder;

         the Trustee shall not be accountable with respect to the validity or value (or the kind or amount) of any Shares or other securities or property which may at any time be issued or delivered upon the exercise of the rights attaching to any Warrant; and

         the Trustee is not responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver Shares or certificates for the same upon the surrender of any Warrant Certificates and payment of the Subscription Price applicable thereto for the purpose of the exercise of the Warrants represented by such Warrant Certificates or to comply with any of the covenants contained in Article Six.

                 Replacement of Trustee

                 The Trustee may resign its trust and be discharged from all further duties and liabilities hereunder, except as provided in this Article Ten, by giving to the Company and the Warrantholders not less than 90 days notice in writing or, if a new Trustee has been appointed, such shorter notice as the Company accepts as sufficient. The Warrantholder by notice delivered pursuant to section 8.1 shall have power at any time, with the consent of the Company, not to be unreasonably withheld, to remove the Trustee and to appoint a new Trustee. In the event of the Trustee resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Company shall forthwith appoint a new Trustee unless a new Trustee has already been appointed by the Warrantholders. If for any reason the Company is unable to appoint a new Trustee, the retiring Trustee or the Warrantholder may apply to the Supreme Court of British Columbia, on such notice as the Court may direct, for the appointment of a new Trustee. Any new Trustee so appointed by the Company or by the Court shall be subject to removal as aforesaid by the Warrantholder and the Company. Any new Trustee appointed under any provision of this section 10.8 shall be a corporation authorized to carry on the business of a trust company in the Province of British Columbia and Ontario and, if required by the Applicable Legislation of any other Province, in that other Province. On any such appointment the new Trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee without any further assurance, conveyance, act or deed, but there shall be immediately executed, at the expense of the Company, all such conveyances or other instruments as may, in the opinion of counsel, be necessary or advisable for the purpose of assuring such powers, rights, duties and responsibilities of the new Trustee.

                 Upon the appointment of a new Trustee, the Company shall promptly give notice thereof to the Warrantholder.

                 Any corporation into or with which the Trustee may be merged or consolidated or amalgamated, or any corporation succeeding to the trust business of the Trustee, shall be the successor to the Trustee hereunder without any further act on its part or any of the parties hereto provided that the corporation would be eligible for appointment as a new Trustee under subsection 10.8(1).

                 A Warrant Certificate certified but not delivered by a predecessor Trustee may be delivered by the new or successor Trustee in the name of the predecessor Trustee or successor Trustee.

                 Conflict of Interest

                 The Trustee represents to the Company that at the time of the execution and delivery hereof no material conflict of interest exists between the Trustee's role as a fiduciary hereunder and its role in any other capacity and that if a material conflict of interest arises hereafter it will, within 90 days after ascertaining that it has a material conflict of interest, either eliminate the conflict of interest or assign its trust hereunder to a successor Trustee approved by the Company and meeting the requirements set forth in subsection 10.8(1). Notwithstanding the foregoing provisions of this subsection 10.9(1), if any such material conflict of interest exists or hereafter shall exist, the validity and enforceability of this Indenture and the Warrant Certificate shall not be affected in any manner whatsoever by reason thereof.

                 Subject to subsection 10.9(1), the Trustee, in its personal or any other capacity, may buy, lend on and deal in securities of the Company, may act as registrar and transfer agent for the Shares and trustee for the Special Warrants under the Special Warrant Indenture and generally may contract and enter into financial transactions with the Company or any subsidiary of the Company without being liable to account for any profit made thereby.

         Acceptance of Trust

                 The Trustee hereby accepts the trusts in this Indenture declared and provided for and agrees to perform them on the terms and conditions herein set forth and agrees to hold all rights, interests and benefits contained herein for and on behalf of those persons who become holders of Warrants from time to time issued pursuant to this Indenture.

         Trustee Not to be Appointed Receiver

                 The Trustee and any person related to the Trustee shall not be appointed a receiver, a receiver manager or liquidator of all or any part of the assets or undertaking of the Company.

         Indemnity

                 Without limiting any protection or indemnity of the Trustee under any other provision hereof, or otherwise at law, the Company hereby agrees to indemnify and hold harmless the Trustee from and against any and all liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including reasonable legal or advisor fees and disbursements, of whatever kind and nature which may at any time be imposed on, incurred by or asserted against the Trustee in connection with the performance of its duties and obligations hereunder, other than such liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements arising by reason of the negligence, bad faith or wilful misconduct of the Trustee or of persons for whom the Trustee is responsible. This provision shall survive the resignation or removal of the Trustee, or the termination of the Indenture.


                                 ARTICLE ELEVEN

                                    General

                 Notice to the Company or the Trustee

                 Unless herein otherwise expressly provided, any notice to be given hereunder to the Company or the Trustee shall be given in writing and shall be deemed to be validly given if delivered or if sent by registered letter, postage prepaid or if transmitted by facsimile:

         (a)     if to the Company:

                 Granges Inc.
                 Suite 3000
                 370 Seventeenth Street
                 Denver, Colorado
                 U.S.A. 80202

                 Attention:  Mr. Michael B. Richings
                 Facsimile No.:  (303) 629-2499

                 and to:

                 Ladner Downs
                 Barristers & Solicitors
                 1200 - 200 Burrard Street
                 Vancouver, British Columbia
                 V7X 1T2

                 Attention:  Mr. William F. Sirett
                 Facsimile No.:  (604) 687-1415

         (a)     if to the Trustee:

                 Montreal Trust Company of Canada
                 Montreal Trust Centre
                 510 Burrard Street
                 Vancouver, British Columbia
                 V6C 3B9

                 Attention:  Manager, Corporate Trust Department
                 Facsimile No.: (604) 683-3694
and any notice delivered in accordance with the foregoing shall be deemed to have been received on the date of delivery or, if mailed, on the fifth business day following the day of the mailing of the notice, or if transmitted by facsimile, on the day following the transmission.

                 The Company or the Trustee, as the case may be, may from time to time notify the other in the manner provided in subsection 11.1(1) of a change of address which, from the effective date of the notice and until changed by like notice, shall be the address of the Company or the Trustee, as the case may be, for all purposes of this Indenture.

                 If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, a notice to be given to the Trustee or to the Company hereunder could reasonably be considered unlikely to reach or to be delayed in reaching its destination, the notice shall be valid and effective only if it is delivered to an officer of the party to which it is addressed or if it is delivered to that party at the appropriate address provided in subsection 11.1(1) by cable, facsimile, telegram, telex or other means of prepaid, transmitted, written communication, and any notice delivered in accordance with the foregoing shall be deemed to have been received on the date of delivery to the officer or if delivered by cable, facsimile, telegram, telex or other means of prepaid, transmitted, recorded communication, on the first business day following the date of the sending of the notice by the persons giving the notice.

                 Notice to Warrantholder

                 Unless herein otherwise expressly provided, a notice to be given hereunder to the Warrantholder shall be given in writing and shall be deemed to be validly given if delivered or if sent by registered letter, postage prepaid or if transmitted by facsimile to:

                 L. B. Mining Co.
                 1401 Shoreline Drive
                 P.O. Box 2797
                 Boise, Idaho
                 U.S.A.  83701

                 Attention:  Larry B. Barnes
                 Facsimile No.:  (208) 345-7028

                 and to:

                 Morrison & Foerster
                 370 17th Street, Suite 5200
                 Denver, Colorado
                 U.S.A.  80202-5638

                 Attention:  Randall E. Hubbard
                 Facsimile No.:  (303) 592-1510

and any notice given in accordance with the foregoing shall be deemed to have been received on the date of delivery or, if mailed, on the fifth business day following the date of mailing of the notice or, if transmitted by facsimile, on the day following the transmission.

                 If the address and facsimile number of the Warrantholder appearing on the register maintained by the Trustee is changed, the Trustee shall notify the Company of such change of address, which, from the effective date of the notice and until changed by like notice, shall be the address to which any notice to be given to the Warrantholder shall be delivered for all purposes of this Indenture.

                 If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Warrantholder hereunder could reasonably be considered unlikely to reach or to be delayed in reaching its destination, the notice shall be valid and effective only if it is delivered to an officer of the Warrantholder or if it is delivered to the Warrantholder at the appropriate address provided in subsection 10.2(1) by cable, telegram, telex, facsimile or other means of prepaid, transmitted or written communication and any notice delivered in accordance with the foregoing shall be deemed to have been received on the date of delivery to the officer or if delivered by cable, telegram, telex, facsimile or other means of prepaid, transmitted, recorded communication, on the first business day following the date of the sending of the notice by the person giving the notice.

                 Satisfaction and Discharge of Indenture

                 On the earlier of:

         (a) the date by which there has been delivered to the Trustee for exercise or destruction all Warrant Certificates representing B Warrants theretofore certified hereunder, or

         (a)     the 61st day following the Class B Warrant Expiry Date,

and if all Shares required to be issued in compliance with the provisions hereof have been issued and delivered hereunder, this Indenture will cease to be of further effect and the Trustee, on demand of and at the cost and expense of the Company and on delivery to the Trustee by the Company of a certificate of the Company stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with and on payment to the Trustee of the fees and other remuneration payable to the Trustee, will execute proper instruments acknowledging satisfaction of and discharging this Indenture.

                 Sole Benefit of Parties and Warrantholders

                 Nothing in this Indenture or in the Warrant Certificates expressed or implied, shall give or be construed to give to any person other than the parties hereto and the Warrantholder, as the case may be, any legal or equitable right, remedy or claim under this Indenture, or under any covenant or provision herein contained, all covenants and provisions being for the sole benefit of the parties hereto and the Warrantholder.

                 Discretion of Directors

                 Any matter provided herein to be determined by the directors will be determined by the directors in their sole discretion, and a determination so made will be conclusive.

                 Counterparts and Formal Date

                 This Indenture may be executed in several counterparts, each of which when so executed will be deemed to be an original, and the counterparts together will constitute one and the same instrument and notwithstanding the date of their execution will be deemed to be dated as of June 7, 1996.

                 IN WITNESS WHEREOF the parties hereto have executed these presents under their respective seals and the hands of their proper officers in that behalf.



                                          GRANGES INC.


                                          By:
                                                ----------------------------
  (C/S)

                                          By:
                                                ----------------------------



                                          MONTREAL TRUST COMPANY OF CANADA


                                          By:
                                                ----------------------------
  (C/S)

                                          By:
                                                ----------------------------

                                  SCHEDULE "A"

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED.

                    CLASS "A" COMMON SHARE PURCHASE WARRANT
                          to acquire Common Shares of

                                  GRANGES INC.
               (incorporated under the laws of British Columbia)



         Warrant Certificate                 Certificate for 2,047,938
         No. AW-00001                       Class "A" Warrants, each entitling
                                                   the holder thereof to
                                                   acquire one Share of Granges
                                                   Inc.


         THIS IS TO CERTIFY THAT,

                              L. B. Mining Co.
                            1401 Shoreline Drive
                                P.O. Box 2797
                                Boise, Idaho
                                U.S.A.  83701

--------------------------------------------------------------------------------

(the "holder") is the registered holder of the number of Class "A" common share purchase warrants (the "Warrants") of Granges Inc. (the "Company") set forth above, and is entitled, on deemed exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to receive on the Class A Warrant Exercise Date (hereinafter defined) one fully-paid and non-assessable common share (a "Share") without par value in the capital of the Company as constituted on the date hereof for each Warrant for no additional consideration upon surrendering this certificate to Montreal Trust Company of Canada (the "Trustee") at its principal transfer office in the city of Vancouver.

                 Surrender of this Warrant Certificate and the duly completed exercise form will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt therefor by, the Trustee at its principal transfer office in the city of Vancouver.

                 The Warrants represented by this Warrant Certificate and the Shares to be issued upon deemed exercise thereof have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or any applicable State securities laws of the United States. Accordingly, this Warrant does not constitute an offer to any person within the United States or to any "U.S. Person" within the meaning of Regulation S under the U.S. Securities Act and may not be exercised within the United States or by or on behalf of any U.S. Person unless such person is an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3) or
(7) of the U.S.  Securities Act.

                 Certificates for the Shares subscribed for will be mailed to the holder hereof at its address specified in the register of Warrantholders or, if requested by the holder hereof in writing, delivered to such persons at the office where this Warrant Certificate is surrendered. No fractional Shares will be issued upon exercise of any Warrant. In lieu of such fractional share, the holder will receive a cash payment therefor.

                 This Warrant Certificate evidences Warrants of the Company issued or issuable under the provisions of a warrant indenture (which indenture together with all other instruments supplemental or ancillary thereto is herein referred to as the "Warrant Indenture") dated as of June 7, 1996 between the Company and the Trustee, as trustee, to which Warrant Indenture reference is hereby made for particulars of the rights of the Warrantholder, the Company and the Trustee in respect thereof and the terms and conditions on which the Warrants are issued and held, all to the same effect as if the provisions of the Warrant Indenture were herein set forth, to all of which the holder by acceptance hereof assents. Capitalized terms used in this Warrant Certificate and not otherwise defined shall have the meanings ascribed to them in the Warrant Indenture.

                 The Company will furnish to the holder, on request and without charge, a copy of the Warrant Indenture.

                 As set forth in the Warrant Indenture, the term "Class A Warrant Exercise Date" means the later of:

         the date of Closing stipulated in the executed stock purchase agreement entered into between the Company and L. B. Mining Co. in accordance with, and in the form attached as Exhibit D to, the exploration and purchase option agreement dated as of June 7, 1996 between L. B. Mining Co. and the Company; and

         the earlier of (i) the date on which a receipt is issued for the Final
                 Prospectus relating to the distribution of the Warrants by the last of the Securities Commissions to do so under the applicable Securities Laws of the Provinces and (ii) June 7, 1997.

                 On presentation at the principal transfer office of the Trustee in the city of Vancouver as specified below, subject to the provisions of the Warrant Indenture and on compliance with the reasonable requirements of the Trustee, one or more Warrant Certificates may be exchanged for one or more Warrant Certificates entitling the holder thereof to purchase in the aggregate an equal number of Shares as are purchasable under the Warrant Certificate or Certificates so exchanged.

                 The Warrant Indenture provides for: (i) adjustments to certain rights of the holder, including the number of Shares issuable upon exercise or deemed exercise, upon the happening of certain stated events, including the subdivision or consolidation of the outstanding Shares, certain distributions of Shares or securities convertible or exchangeable into Shares or of other securities or assets of the Company, certain offerings of rights, warrants or options, and certain capital reorganizations; and (ii) payment of an amount to compensate for dividends paid on Shares prior to the exercise of the Warrants.

                 Nothing contained in this Warrant Certificate, the Warrant Indenture or elsewhere shall be construed as conferring upon the holder hereof any right or interest whatsoever as a holder of Shares or any other right or interest except as herein and in the Warrant Indenture expressly provided.

                 Time is of the essence hereof.

                 This Warrant Certificate will not be valid for any purpose until it has been countersigned by or on behalf of the Trustee from time to time under the Warrant Indenture.

                 IN WITNESS WHEREOF Granges Inc. has caused this Warrant Certificate to be duly signed on _______________________, 199__.



                                                            GRANGES INC.


                                                  By: __________________________
                                                            Authorized Signatory


                                                  By: __________________________
                                                            Authorized Signatory


Countersigned and Registered by:

MONTREAL TRUST COMPANY OF CANADA,
Vancouver


Per: __________________________________
         Authorized Signatory

                                  SCHEDULE "B"

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED.

                    CLASS "B" COMMON SHARE PURCHASE WARRANT
                          to acquire Common Shares of

                                  GRANGES INC.
               (incorporated under the laws of British Columbia)



         Warrant Certificate                  Certificate for 2,529,161
         No. BW-00001                              Class "B" Warrants, each
                                                       entitling the holder
                                                       thereof to acquire one
                                                       Share of Granges Inc.


         THIS IS TO CERTIFY THAT,

                              L. B. Mining Co.
                            1401 Shoreline Drive
                                P.O. Box 2797
                                Boise, Idaho
                                U.S.A.  83701

--------------------------------------------------------------------------------

(the "holder") is the registered holder of the number of Class "B" common share purchase warrants (the "Warrants") of Granges Inc. (the "Company") set forth above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to acquire at any time during a Class B Warrant Exercise Period, for no additional consideration, one fully-paid and non-assessable common share (a "Share") without par value in the capital of the Company as constituted on the date hereof for each Warrant by surrendering to Montreal Trust Company of Canada (the "Trustee") at its principal transfer office in the city of Vancouver, an exercise form in the form attached hereto duly completed and executed, accompanied by this certificate.

                 Surrender of this Warrant Certificate and the duly completed exercise form will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Trustee at its principal transfer office in the city of Vancouver.

                 The Warrants represented by this Warrant Certificate and the Shares to be issued upon exercise thereof have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or any applicable State securities laws of the United States. Accordingly, this Warrant does not constitute an offer to any person within the United States or to any "U.S. Person" within the meaning of Regulation S under the U.S. Securities Act and may not be exercised within the United States or by or on behalf of any U.S. Person unless such person is an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3) or
(7) of the U.S. Securities Act and has checked box B of the attached exercise form.

                 Certificates for the Shares will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Shares not so purchased. No fractional Shares will be issued upon exercise of any Warrant. In lieu of such fractional share, the holder will receive a cash payment therefor.

                 This Warrant Certificate evidences Warrants of the Company issued or issuable under the provisions of a warrant indenture (which indenture together with all other instruments supplemental or ancillary thereto is herein referred to as the "Warrant Indenture") dated as of June 7, 1996 between the Company and the Trustee, as trustee, to which Warrant Indenture reference is hereby made for particulars of the rights of the Warrantholder, the Company and the Trustee in respect thereof and the terms and conditions on which the Warrants are issued and held, all to the same effect as if the provisions of the Warrant Indenture were herein set forth, to all of which the holder by acceptance hereof assents. Capitalized terms used in this Warrant Certificate and not otherwise defined shall have the meanings ascribed to them in the Warrant Indenture.

                 The Company will furnish to the holder, on request and without charge, a copy of the Warrant Indenture.

                 The Trustee shall notify the Warrantholder of the duration and expiry of any Class B Warrant Exercise Period.

                 On presentation at the principal transfer office of the Trustee in the city of Vancouver as specified below, subject to the provisions of the Warrant Indenture and on compliance with the reasonable requirements of the Trustee, one or more Warrant Certificates may be exchanged for one or more Warrant Certificates entitling the holder thereof to purchase in the aggregate an equal number of Shares as are purchasable under the Warrant Certificate or Certificates so exchanged.

                 The Warrant Indenture provides for: (i) adjustments to certain rights of the holder, including the number of Shares issuable upon exercise or deemed exercise, upon the happening of certain stated events, including the subdivision or consolidation of the outstanding Shares, certain distributions of Shares or securities convertible or exchangeable into Shares or of other securities or assets of the Company, certain offerings of rights, warrants or options, and certain capital reorganizations; and (ii) payment of an amount to compensate for dividends paid on Shares prior to the exercise of the Warrants.

                 Nothing contained in this Warrant Certificate, the Warrant Indenture or elsewhere shall be construed as conferring upon the holder hereof any right or interest whatsoever as a holder of Shares or any other right or interest except as herein and in the Warrant Indenture expressly provided.

                 Time is of the essence hereof.

                 This Warrant Certificate will not be valid for any purpose until it has been countersigned by or on behalf of the Trustee from time to time under the Warrant Indenture.

                 IN WITNESS WHEREOF Granges Inc. has caused this Warrant Certificate to be duly signed on _______________________, 199__.



                                                            GRANGES INC.


                                                  By: __________________________
                                                            Authorized Signatory

                                                  By: __________________________
                                                            Authorized Signatory

Countersigned and Registered by:

MONTREAL TRUST COMPANY OF CANADA,
Vancouver


Per: __________________________________
         Authorized Signatory

                                  SCHEDULE "C"

                   FORM OF DECLARATION FOR REMOVAL OF LEGEND


To:              Montreal Trust Company of Canada
                 Stock and Bond Transfer Department


                 The undersigned (A) acknowledges that the sale of the securities, represented by certificate numbers ___________________, to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "Securities Act") and (B) certifies that (1) it is not an "affiliate" of Granges Inc. (as defined in Rule 405 under the Securities Act), (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of The Toronto Stock Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States and (3) neither the seller nor any person acting on its behalf engaged in any directed selling efforts in connection with the offer and sale of such securities. Terms used herein have the meanings given to them by Regulation S.


Dated:

                                        By:_____________________________________
                                            Name:
                                            Title:

                                  SCHEDULE "D"

                                 EXERCISE FORM


To:              Granges Inc.
                 c/o Montreal Trust Company of Canada


                 The undersigned holder of the within Warrant Certificate, being entitled to do so in accordance with the terms of the Purchase Agreement, hereby exercises the right of such holder to acquire ___________________ common shares ("Shares") of Granges Inc. (or such number of Shares or other securities or property to which such subscription entitles him in lieu thereof or in addition thereto under the provisions of the Warrant Indenture mentioned in the Warrant Certificate) in accordance with the Warrant Certificate and Warrant Indenture.

                 The undersigned certifies as follows (check one box):

         A [ ] The undersigned (and any person named in Section 3 below) is not a "U.S. Person" within the meaning of Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and is not exercising this Warrant on behalf of any U.S. Person.

         B [ ] The undersigned (and any person named in Section 3 below) is an institutional "accredited investor", as defined in Rule 501(a)(1), (2), (3) or (7) of the Securities Act and is exercising this Warrant for its own account or the account of an institutional accredited investor over which it exercises sole investment discretion.

                 By checking box B above, the undersigned represents that it (and any person named in Section 3 below) has had access to such current public information concerning Granges Inc. as it has considered necessary in connection with its investment decision and understands that the Shares have not been and will not be registered under the Securities Act and agrees that it will only resell the Shares (i) to Granges Inc., (ii) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (iii) inside the United States pursuant to the exemption from registration under the Securities Act provided by Rule 144A or Rule 144 thereunder and in accordance with applicable state securities laws or (iv) in a transaction that does not require registration under the Securities Act or any applicable state securities laws. If box B above is checked, the Shares issued pursuant to this exercise form will bear a legend to the foregoing effect which may be removed by providing a declaration to the registrar and transfer agent for the Shares to the effect that such Shares have been sold in accordance with Rule 904 of Regulation S under the Securities Act or by providing the registrar and transfer agent an opinion of counsel, of recognized standing reasonably satisfactory to Granges Inc., to the effect that such legend is no longer required under applicable requirements of the Securities Act or state securities laws.

                 The undersigned hereby irrevocably directs that the said Shares be issued and delivered as follows:

                 Name(s) in Full                         Address(es)                            Number(s) of Common shares
                                                         (Include Postal Code)

                 ------------------                      ------------------                     ------------------

                 ------------------                      ------------------                     ------------------

                 ------------------                      ------------------                     ------------------


(Please print full name in which share certificates are to be issued. If any shares are to be issued to a person or persons other than the Warrantholder, the Warrantholder must pay to the Trustee all exigible transfer taxes or other government charges.)



DATED this _____ day of _______________________ , 19__.


                                                        Signature Guaranteed By:
________________________        ________________________
Signature of Subscriber*


                                                       ________________________

                                                       ________________________

                                                       ________________________
                                                        (Include Postal Code)

* This signature must correspond exactly with the name appearing on the registration panel.

Please check box if the share certificates are to be delivered at the office where this Warrant Certificate is surrendered, failing which the certificates will be mailed.

                                  SCHEDULE "E"

                 INSTRUCTIONS FOR THE TRANSFER OF COMMON SHARES
                      BEARING A U.S. SECURITIES ACT LEGEND


                 ______________________________________________


                                  Granges Inc.

                                 Common Shares

                 ______________________________________________


         Set forth below are the instructions to be followed by Montreal Trust Company of Canada, as transfer agent and registrar of the common shares ("Shares") of Granges Inc. (the "Company"), in connection with (A) transfers of Shares, bearing the U.S. Securities Act legend (the "U.S. Legend") set forth in paragraph 2 below ("U.S. Legended Shares") to a person outside the United States through a trade on The Toronto Stock Exchange or otherwise in compliance with Rule 904 of Regulation S under the United States Securities Act of 1933 (the "U.S. Securities Act") or (B) transfers of U.S. Legended Shares other than in the manner described in clause (A).

Transfers of U.S. Legended Shares through the facilities of The Toronto Stock
         Exchange or otherwise in compliance with Rule 904 of Regulation S

         Upon surrender for registration of transfer of any U.S. Legended Share certificate at an authorized office of Montreal Trust Company of Canada by a person who sold the Shares represented thereby on or through the facilities of The Toronto Stock Exchange or otherwise in compliance with Rule 904 of Regulation S under the U.S. Securities Act, Montreal Trust Company of Canada shall certify, register and deliver in the name of such transferee a new Share certificate without the U.S. Legend representing the number of Shares so transferred, provided that such transferor has delivered (by facsimile transmission or otherwise) to Montreal Trust Company of Canada a duly executed declaration stating the following:

         The undersigned (A) acknowledges that the sale of the securities, represented by certificate numbers __________, to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "Securities Act") and (B) certifies that (1) it is not an "affiliate" of Granges Inc. (as defined in Rule 405 under the Securities Act), (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of The Toronto Stock Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States and
         (3) neither the seller nor any person acting on its behalf engaged in any directed selling efforts in connection with the offer and sale of such securities. Terms used herein have the meanings given to them by Regulation S.

Transfers of U.S. Legended Shares other than in the manner described in Paragraph 1 above

         Upon surrender for registration of transfer of any U.S. Legended Share certificate at an authorized office of Montreal Trust Company of Canada, Montreal Trust Company of Canada shall certify, register and deliver in the name of the transferee a new Share certificate with the U.S. Legend in the following form printed on the face or reverse thereof representing the aggregate number of Shares so transferred.

THE U.S. LEGEND:

                 THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (C). INSIDE THE UNITED STATES IN ACCORDANCE WITH (1) CERTAIN PROCEDURES SATISFACTORY TO THE COMPANY OR (2) RULE 144 UNDER THE SECURITIES ACT, IF AVAILABLE. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY" MAY BE OBTAINED FROM MONTREAL TRUST COMPANY OF CANADA UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO MONTREAL TRUST COMPANY OF CANADA AND THE COMPANY, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT.

         provided, however, that Montreal Trust Company of Canada shall certify, register and deliver in the name of such transferee a new Share certificate without the U.S. Legend representing the number of Shares so transferred if such transferor has delivered to Montreal Trust Company of Canada an opinion of counsel, of recognized standing reasonably satisfactory to the Company, to the effect that the U.S. Legend is no longer required under applicable requirements of the U.S. Securities Act and state securities laws.

Exchanges of U.S. Legended Shares

         If U.S. Legended Share certificates are presented to Montreal Trust Company of Canada in exchange for new Share Certificates that are not being transferred pursuant to paragraph 1 or 2 above (including any Shares remaining untransferred after certificates are presented for transfer pursuant to Paragraph 1 or 2 above), Montreal Trust Company of Canada shall deliver to the holder thereof new Share certificates bearing the U.S. Legend in the number requested, representing the appropriate aggregate number of Shares.





                                      E-2